Mallinckrodt Strategic Agreement Ikaria, Inc. March 5, 2015 Exhibit 99.2

Forward-Looking Statements
3/5/2015 1
Statements in this document that are not strictly historical, including statements regarding, the proposed acquisition of Ikaria,
Inc., the expected timetable for completing the transaction, future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s and Ikaria’s businesses and any other statements regarding events or developments that we believe or anticipate will or may occur in the future, may be "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things:
General economic conditions and conditions affecting the industries in which Mallinckrodt and Ikaria operate;
The commercial success of Mallinckrodt’s products and of INOMAX®;
The parties’ ability to satisfy the acquisition agreement conditions (including required regulatory approvals) and complete the
Ikaria acquisitions on the anticipated timeline or at all;
Mallinckrodt’s ability to realize anticipated growth, synergies and costs savings from its recently completed acquisitions and the Ikaria acquisition;
Changes in laws and regulations;
Mallinckrodt’s ability to identify, acquire or close future acquisitions;
Mallinckrodt’s ability to successfully integrate acquisitions of operations, technology, products and businesses generally and to realize anticipated growth, synergies and cost savings (including with respect to the Ikaria acquisition);
Mallinckrodt’s ability to successfully develop or commercialize new products;
Mallinckrodt’s ability to protect intellectual property rights;
Mallinckrodt’s ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration;
Customer concentration;

Forward-Looking Statements (continued)
3/5/2015
Mallinckrodt’s reliance on certain individual products that are material to its financial performance;
Cost containment efforts of customers, purchasing groups, third-party payers and governmental organizations;
The reimbursement practices of a small number of public or private insurers;
Limited clinical trial data for H.P. Acthar
®
Gel;
Complex reporting and payment obligations under healthcare rebate programs;
Mallinckrodt’s ability to achieve anticipated benefits of price increases;
Mallinckrodt’s ability to achieve expected benefits from restructuring activities;
Complex manufacturing processes;
Competition;
Product liability losses and other litigation liability;
Ongoing governmental investigations;
Material health, safety and environmental liabilities;
Retention of key personnel;
Conducting business internationally; and
The effectiveness of information technology infrastructure.
2
These and other factors are identified and described in more detail in the "Risk Factors" section of Mallinckrodt's Annual Report on Form 10-K for the fiscal year ended September 26, 2014. The forward-looking statements made herein speak only as of the date hereof and Mallinckrodt does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

Diversifies portfolio with durable, high-value, branded asset
Builds reputation, reach and impact of Mallinckrodt and INOmax
®
(Inhaled Nitric Oxide) in hospitals:
Extends footprint to respiratory therapies in NICUs
1
Increases value for clinicians, hospitals with comprehensive drug-
device-service platform
$2.3 billion agreement to fully acquire Ikaria, Inc.
Mallinckrodt expands hospital platform with Ikaria, Inc.
3/5/2015
INOmax is a registered trademark of INO Therapeutics LLC.
1
Neonatal Intensive Care Unit
Adds potential diversity in nephrology rare
disease pipeline with terlipressin (for injection)
Builds upon Mallinckrodt expertise in drug-
device development, regulatory management
and manufacturing to support future
development
3

Transaction highlights
3/5/2015
Consideration Acquisition of Ikaria, Inc. for approximately $2.3 billion
Financial
Impact
Transaction expected to add at least $150 million in net sales and be accretive to Mallinckrodt’s fiscal year 2015 adjusted diluted earnings per share by at least $0.25 per share
1
Structure All cash
Financing
Financing expected to include cash on hand, use of
Mallinckrodt’s $250 million revolver and debt
Timing
Closing expected early third fiscal quarter, subject to customary closing conditions

Assuming close early in fiscal year 2015 third quarter

~6%CAGR
2011
2012
2013
2014

IKARIA®
ADVANCING CRITICAL CARE

INOmax®
(nitric oxide) FOR INHALATION

Mallinckrodt
Pharmaceuticals

Innovative, integrated drug/device/service
offerings to support critically ill infants in NICUs
Steady growth driven by U.S. market
1
Calendar year revenue
Ikaria, Inc. – growth opportunity in hospital critical care
3/5/2015
Global Revenue
1
INOmax/INOmax DS
IR
®
, the only FDA-approved treatment for
neonates born at or near term suffering from hypoxic respiratory failure (HRF) due to persistent pulmonary hypertension
Only FDA-inspected U.S. nitric oxide drug manufacturing facility
Delivery systems validated with 79 commonly used ICU ventilatory devices
Multi-year contracts and
TotalCare
™
service foster
deep relationships in ICUs

DRUG
SYSTEM
SERVICE & SUPPORT

Mallinckrodt Pharmaceuticals

COG
Integrated INOmax drug/device/service package
is core to success
3/5/2015
5 regional
service centers
5 regional
service centers
INOmax drug
INOmax delivery
system
Regular preventative
service & maintenance
(QA/QC)
Extensive distribution,
including emergency
shipments
24/7/365 technical &
medical support
Customer
Care
Customer
Care
Ongoing
physician/clinician
training
Highly
Satisfied
Customer
Mallinckrodt has commercial reach and scale necessary to expand access and realize the full value of INOmax in the marketplace

Transaction continues to deliver on strategy, builds value
3/5/2015
Value
creation
Immediately accretive to fiscal year 2015
Diversifies Mallinckrodt revenue and operating income with
sustainable, growing, highly profitable business
Portfolio fit
Adds innovative, difficult-to-replicate asset to Mallinckrodt portfolio
Extends hospital presence; establishes presence in NICU
Builds potential in Mallinckrodt’s autoimmune and rare disease nephrology pipeline with terlipressin (for injection)
Value for
INOmax
Builds brand recognition beyond the ICU
Broadens access
Supports drug/device innovation with Mallinckrodt development and regulatory expertise